SUPPLEMENT DATED OCTOBER 24, 2024 TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 1, 2024
AND THE PROSPECTUS DATED FEBRUARY 1, 2024, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, for VanEck ETF Trust (the “Trust”) regarding the VanEck Morningstar ESG Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective December 20, 2024 (the “Effective Date”), Morningstar, Inc., the (“Index Provider”) will implement changes to the methodology of the Morningstar® US Sustainability Moat Focus IndexSM (the “Morningstar US Sustainability Moat Focus Index”), the Fund's benchmark index.

Accordingly, on the Effective Date, the Fund’s disclosure will be modified as follows:
The first paragraph of the “Summary Information - Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus will be deleted in its entirety and replaced with the following:
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Morningstar US Sustainability Moat Focus Index provides exposure to attractively valued companies with long-term competitive advantages while excluding those companies with high environmental, social and governance (“ESG”) risks. The Morningstar US Sustainability Moat Focus Index is comprised of securities issued by U.S. companies that Morningstar, Inc. (“Morningstar” or the “Index provider”) determines to have long-term competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). The quantitative factors used by Morningstar to identify competitive advantages currently include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used by Morningstar to identify competitive advantages currently include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Morningstar US Sustainability Moat Focus Index excludes from consideration those wide moat companies that receive a severe or high ESG risk rating based on Morningstar’s Sustainalytics ESG Risk Rating. The Morningstar US Sustainability Moat Focus Index also excludes companies (i) involved in the production or distribution of controversial weapons or civilian firearms, (ii) involved in thermal coal extraction and thermal coal supporting products or services, (iii) involved in tobacco production, (iv) that have greater than 10% of its revenue from oil and gas production and oil and gas supporting products or services, (v) that have greater than 50% of its combined revenue from oil and gas generation and coal power generation, (vi) that have a Sustainalytics controversy score of five (out of a scale of 1 to 5) in the last three (3) years, or (vii) that are noncompliant with the principles of the United Nations Global Compact. The Sustainalytics company-level ESG Risk Score measures the degree to which a company's economic value may be at risk driven by materially relevant ESG factors. The ESG Risk Score is based on a two-dimensional materiality framework that measures a company's exposure to subindustry-specific material risks and how well a company is managing those risks. ESG Risk Scores are categorized across five risk levels: negligible, low, medium, high and severe. The scale is from 0-100, with 100 being the most severe. Sustainalytics controversy scores are determined based on ESG-related incidents, which are assessed through a framework that considers the severity of incidents, the corporation’s accountability and whether the incidents form part of a pattern of corporate misconduct; a Sustainalytics controversy score of five indicates a severe controversy rating.

The first paragraph in the section entitled “Morningstar® US Sustainability Moat Focus IndexSM” in the Prospectus will be deleted in its entirety and replaced with the following:
The Morningstar US Sustainability Moat Focus Index is a rules-based index intended to offer exposure to companies that the Index provider determines have long-term competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar US Market Index, a broad market index representing 97% of U.S. market capitalization. The Morningstar US Sustainability Moat Focus Index targets a select group of certain wide moat companies that according to Morningstar’s equity research team are attractively priced as of each Morningstar US Sustainability Moat Focus Index review. Out of the companies in the Morningstar US Market Index that the Index provider determines are wide moat companies, the Index provider excludes those considered to have severe or high ESG risk based on Morningstar’s Sustainalytics ESG Risk Rating. The Morningstar US Sustainability Moat Focus Index also excludes companies (i) involved in the production or distribution of controversial weapons or civilian firearms, (ii) involved in thermal coal extraction and thermal coal supporting products or services, (iii) involved in tobacco production, (iv) that have greater than 10% of its revenue from oil and gas production and oil and gas supporting products or services, (v) that have greater than 50% of its combined revenue from oil and gas generation and coal power generation, (vi) that have a Sustainalytics controversy score of five (out of a scale of 1 to 5) in the last three (3) years, or (vii) that are noncompliant with the principles of the United Nations Global Compact. The Index provider then selects companies to be included in the Morningstar US Sustainability Moat Focus Index as determined by the ratio of the Index provider’s estimate of fair value of the issuer’s common stock to the price. If, after the preceding steps, the sustainability characteristics of the Morningstar US Sustainability Moat Focus Index appear at risk of reducing the Sustainability Rating of a portfolio tracking the Morningstar US Sustainability Moat Focus Index below Four Globes, according to Morningstar’s Sustainability Rating system, the Morningstar US Sustainability Moat Focus Index will systematically reduce its ESG risk profile in order to maintain a favorable Sustainability Rating.

Please retain this supplement for future reference.